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                                                                   EXHIBIT 10.25

                                      LEASE

         THIS LEASE is made and entered into this __ day of October, 2000, by and between LCB, LLC, a Wisconsin limited liability company (hereinafter called the "LANDLORD"), and Third Wave Technologies, Inc. (hereinafter call the "TENANT").

         ACKNOWLEDGING CONSIDERATION, the parties hereby agree as follows:

                                    ARTICLE I

                         DESCRIPTION OF LEASED PREMISES

         Section 1.1. Leased Premises. The LANDLORD hereby leases to the TENANT, and the TENANT hereby leases from the LANDLORD, a portion of the Office/Warehouse Building, 8123 Forsythia Street, Middleton, Wis. (the "Building"). There is, more or less, 33,020 square feet in the leased premises. An outline of the leased premises is attached to this lease ("Lease") as EXHIBIT A.

         Section 1.2. Common Area. Tenant is also hereby granted the non-exclusive right to use the parking areas on the west side of the building.


                                   ARTICLE II

                                  TERM OF LEASE

         Section 2.1. Original Term. The original term of this Lease shall commence on the date first set forth above, and shall terminate at midnight on October 31, 2003, unless extended pursuant to Section 2.2.

         Section 2.2. Extension of Term. The TENANT shall have an option to renew the Lease for one(1) term(s) of five(5) year(s) each upon delivery of notice of renewal to LANDLORD. Notice of renewal must be delivered not more than six (6) months nor less than ninety (90) days prior to the expiration of the original or extended term of the Lease, TIME BEING OF THE ESSENCE WITH RESPECT TO DELIVERY OF SAID NOTICE. TENANT must not be in default of any term or covenant under the lease at the time of delivery of the notice or the renewal option shall be forfeited by TENANT. In the event of renewal, all terms of the lease shall remain except the number of renewal terms remaining and the rent which will include a 3.5% escalator, calculated annually at renewal on the current years rent.


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                                   ARTICLE III

                                      RENT

         Section 3.1 Base Rent. Commencing November 1, 2000, and on the same day each month thereafter during the term of this Lease, TENANT shall pay to LANDLORD at its address as contained in Article XXVI hereof, or at such other place as the LANDLORD shall from time to time designate in writing, `base rent" in the amount of $5.50/square foot of the leased premises as shown on the floor plan attached as Exhibit A hereto, or $181,610.00 per year, in monthly rental payments of $15,134.17, plus monthly estimated payments of $3,025.00 for allocation of taxes, insurance and maintenance. Maintenance items covered in this allocation include only snow removal and lawn maintenance.

         Section 3.4. Security Deposit. The TENANT shall pay a security deposit in the amount of $15,000.00.

                                   ARTICLE IV

                                 USE OF PREMISES

         Section 4.1. Quiet Enjoyment. The LANDLORD covenants and warrants that it has full right to make this Lease and will deliver possession of the leased premises to the TENANT at the commencement of the term hereof; and that the TENANT, upon paying the rental and performing the covenants hereof on its part to be performed, shall and may peaceably and quietly have, hold, and enjoy the leased premises throughout the term hereof.

         Section 4.2. Use of Premises. The TENANT shall use the leased premises for office, laboratory, light manufacturing, warehouse and distribution purposes all in accordance with the lease terms and conditions. Any other use of the lease premises shall be subject to the written consent of the LANDLORD.


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                                    ARTICLE V

                 UTILITY CHARGES, TAXES, MAINTENANCE AND REPAIR

         TENANT shall be responsible to pay for all utilities which are separately metered. All other costs i.e.: real estate taxes, exterior maintenance and LANDLORD'S insurance are included in the monthly allocation and shall be adjusted prior to the last months rent at the end of each year of the original term and the renewal term to actual expenditures, which tenant shall pay before vacating and which may be deducted, at LANDLORD'S option, from the security deposit. Such shall be defined as "rent" hereunder.

         The TENANT shall use, maintain and occupy the leased premises in a careful, safe and proper manner, and shall keep the leased premises in a clean and safe condition and in accordance with all applicable statutes, ordinances, rules and regulations. The TENANT shall not do or omit any act which will contravene the LANDLORD'S policies insuring against loss or damage by fire or other hazards, or which will prevent the LANDLORD from procuring such policies in companies acceptable to the LANDLORD. TENANT shall provide its own janitorial and trash removal service. LANDLORD shall only be responsible for maintenance of exterior structural walls and roof, accept those which have been modified specifically for the tenant's use. TENANT shall have the obligation for all maintenance and repair to all improvements now existing or hereafter built, both interior and exterior, excepting the primary structural support components of the building, foundation, including slab, walls and any plumbing, sewer or utilities installed beneath the slab prior to commencement of the lease.


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                                   ARTICLE VI

                      ALTERATIONS OR IMPROVEMENTS BY TENANT

         Section 6.1 TENANT'S Improvements. The TENANT shall, subject to applicable codes and regulations and to the receipt of written consent from the LANDLORD, which consent shall not be unreasonably withheld, have the right during the term of this Lease to make such interior alterations or improvements as may be proper and necessary for the conduct of its business. The TENANT shall promptly pay all costs, expenses and charges associated therewith and shall make such alterations and improvements in accordance with applicable laws and building codes and in a good and workmanlike manner, and shall promptly pay all costs, expenses and charges associated therewith and shall fully and completely indemnify the LANDLORD against any construction liens or claims in connection with the making of such alterations or improvements to the building made by the TENANT. TENANT shall be responsible for the cost of any changes required to be made in the Building by State or Federal laws governing accessibility for handicapped persons which might arise from, or be occasioned by, TENANT'S aforesaid improvements. TENANT shall cause the premises to remain in compliance with all deed restrictions governing the premises see EXHIBIT C ATTACHED.

         Section 6.2. TENANT'S Fixtures. All trade fixtures, furniture, furnishings and signs installed in the building by the TENANT and paid for by it shall remain the property of the TENANT and may be removed by the TENANT upon the expiration of this Lease or its earlier termination, provided that the TENANT has fully performed all of the covenants and agreements to be performed by it under the provisions of this Lease. If the TENANT fails to remove such items from the building prior to the expiration or earlier termination of this Lease, all such trade fixtures, furniture, furnishings and signs shall become the property of the LANDLORD unless the LANDLORD elects to require their removal, in which case the TENANT shall promptly remove the same and repair any damage caused by such removal. Any items as are affixed to the building and require severance shall be the property of the LANDLORD and may not be removed by the TENANT.


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                                   ARTICLE VII

                                 SIGNS & CANOPY

         With the LANDLORD'S prior written consent, the TENANT shall have the right to identify and advertise its location by installing a sign upon the lease premises and remove the same upon the termination of this Lease, provided that such sign shall comply with applicable laws and regulations, and further provided that upon removing the same the TENANT shall restore the leased premises to the condition that the same were prior to the installation of such signs. TENANT shall be responsible for properly maintaining the lighting/condition of its sign. LANDLORD may provide a common identification sign for multiple tenants' use.

                                  ARTICLE VIII

                           PUBLIC LIABILITY INSURANCE

The TENANT shall carry at its own expense throughout the term of this Lease public liability insurance covering the leased premises and the TENANT'S use thereof, in companies and in a form satisfactory to the Lessor, with a minimum of $1,000,000 on account of bodily injuries to or death of one or more persons as a result of any occurrence and with $50,000 coverage for property damage, and shall deliver evidence of this coverage to LANDLORD prior to the date of any use or occupancy of the leased premises by the TENANT. The policy or policies shall name the LANDLORD and the TENANT as insureds and shall bear endorsements to the effect that the insurer agrees to notify the LANDLORD not less than thirty (30) days in advance of any cancellation, discontinuance, or alteration. If the TENANT fails to carry such public liability insurance, the LANDLORD may at its option (but shall not be required to do so) cause public liability insurance as aforesaid to be issued, and in such event the TENANT agrees to pay the premium for such insurance promptly upon the LANDLORD'S demand.


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                                   ARTICLE IX

                      FIRE AND EXTENDED COVERAGE INSURANCE

         Section 9.1. TENANT'S Property. The TENANT shall be solely responsible for carrying insurance against fire and other such risks on its own personal property, including trade fixtures, furniture, furnishings, signs, and equipment.

         Section 9.2. Limitations on LANDLORD'S Liability. The LANDLORD shall not be liable for any damage to property of the TENANT or of others located on the leased premises, nor for the loss of or damage to any property of the TENANT or of others by theft or otherwise. The LANDLORD shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the leased premises, or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by any other cause of whatsoever nature. The LANDLORD shall not be liable for any damage caused by other persons on or about the leased premises, occupants of adjacent property, or the public, or caused by construction of any private, public or quasi-public work. The LANDLORD shall not be liable for any latent defect in the leased premises. All property of the TENANT kept or stored on the leased premises shall be so kept or stored at the risk of the TENANT only and the TENANT shall hold the LANDLORD harmless from any claims arising out of damage to the same, including subrogation claims by the TENANT'S insurance carrier, unless such damage shall be caused by the willful act or gross neglect of the LANDLORD.



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                                    ARTICLE X

                    DAMAGE OR DESTRUCTION OF LEASED PREMISES

         Section 10.1. Repair or Replacement. In the event that the building is damaged to an extent that the repair cost thereof will be less than twenty-five percent (25%) of its full insurable replacement value, then the LANDLORD shall, upon receipt of the insurance proceeds covering such damage, promptly repair the same. In the event the building is damaged to an extent that the repair cost thereof will be equal to or greater than twenty-five percent (25%) of its full insurable replacement value, then the LANDLORD shall, for a period of sixty (60) days following such damage, have the option to terminate this Lease, effective as of the date of such damage, this option to be made in writing and to be delivered to the TENANT within the said sixty (60) day period. In the event that no election to terminate this Lease is made, then the LANDLORD shall, upon receipt of the insurance proceeds covering such damage, promptly repair the same. If the amount of such insurance proceeds is insufficient to pay the cost of the necessary repair of such damage, the LANDLORD shall pay any additional sums required, and if the amount of such insurance proceeds is in excess of the cost thereof, the amount of excess shall be retained by the LANDLORD.

         Section 10.2. Rent Abatement. Rent payments following such damage shall continue on a timely basis and shall not be abated or rebated during such periods unless the Lease Premises are rendered completely unfit for TENANT'S use in which case the rent shall abate from the date of the occurrence until the Leased Premises are restored.

                                   ARTICLE XI

                                  GRACE PERIOD

         No default whatsoever or breach of covenant hereunder shall be deemed to have occurred on the part of either party to this Lease, with the exception of TENANT'S nonpayment of rent, until ten (10) days after written notice of such breach or default shall have been given to either the LANDLORD or the TENANT, as the case by be, and the party engaging in such breach or default shall, within the times specified above, have failed to remedy such breach or default.


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                                   ARTICLE XII

                               LANDLORD'S REMEDIES

         Section 12.1. If the TENANT shall fail to perform any affirmative covenant to be performed by it pursuant to the terms of this Lease, or if the TENANT shall fail to make any payment which it agrees to make or is obligated to make pursuant to the terms of this Lease, then in the event of the failure of the TENANT to perform such affirmative covenant or make such payment within a period of ten (10) days after the LANDLORD shall have given written notice to the TENANT of its failure to perform such affirmative covenant or make any such payment (except that if such affirmative covenant cannot be performed within said ten (10) day period with reasonable speed and diligence, then if the TENANT shall fail to commence performance of such affirmative covenant within said ten
(10) day period with reasonable speed and diligence and continue thereafter with reasonable speed and diligence until such affirmative covenant is performed), or without such notice, if in the LANDLORD'S opinion an emergency exists, the LANDLORD may, at the LANDLORD'S option, perform any such affirmative covenant or make any such payment, and the full amount of the cost and expense entailed or of the payment so made, shall immediately be owing by the TENANT to the LANDLORD as an additional rent payment, in which event the LANDLORD shall have the remedies for default in the payment thereof provided by this Lease.

         Section 12.2. If the leased premises shall be deserted or vacated, or if proceedings are commenced against the TENANT in any court under a bankruptcy act or for the appointment of a trustee or receiver of the TENANT'S property, either before or after the commencement of the Lease term, or if there shall be a default in the payment of rent or any part thereof for more than five (5) days after written notice of such default by LANDLORD, or if there shall be a default in the performance of any other covenant, agreement, condition, rule or regulation herein contained or hereafter established on the part of the TENANT for more than ten (10) days after written notice of such default by the LANDLORD, this Lease (if the LANDLORD so elects) shall thereupon become null and void, and the LANDLORD shall have the right to reenter or repossess the leased premises and dispossess and remove therefrom the TENANT, or other occupants thereof, and their effects. In such case, the


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LANDLORD may, at its option, re-let the leased premises or any part thereof, as the agent of the TENANT, and the TENANT shall pay the LANDLORD the difference between the rental hereby reserved and agreed to be paid by the TENANT for the portion of the term remaining at the time of re-entry or repossession and the amount, if any, received or to be received under such re-letting for such portion of the term. The TENANT hereby by expressly waives the service of notice of intention to re-enter or of instituting legal proceedings to that end.

         Section 12.3. Further, if the LANDLORD shall incur reasonably necessary expenses, including reasonable attorney's fees, in instituting, prosecuting, or defending any action or proceeding initiated by reason of any default of the TENANT, then the amount of such expenses shall immediately be owing by the TENANT to the LANDLORD, and the LANDLORD shall have the right to add the amount thereof to the rentals then due or thereafter coming due hereunder.

         Section 12.4. The options in this Article are for the sole purpose of the LANDLORD, and their existence shall not release the TENANT from the obligation to perform any of the covenants herein provided to be performed by the TENANT or make any of the payments herein required, or deprive the LANDLORD of any legal right which it may have by reason of any such default by the TENANT. The provisions of this Article shall survive the termination of this Lease.

                                  ARTICLE XIII

                                TENANT'S REMEDIES

         Section 13.1. If the LANDLORD shall fail to perform any affirmative covenant to be performed by it pursuant to the terms of this Lease, of if the LANDLORD shall fail to make any payment which it agrees to make or is obligated to make pursuant to the terms of this Lease, then in the event of the failure of the LANDLORD to perform such affirmative covenant or make such payment within a period of ten (10) days after the TENANT shall have given written notice to the LANDLORD of its failure to perform such affirmative covenant or make any such payment (except that if such affirmative covenant cannot be performed within said ten (10) day period with reasonable speed and diligence, then if the LANDLORD shall fail to commence performance of such affirmative covenant


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within said ten (10) day period with reasonable speed and diligence and continue thereafter with reasonable speed and diligence until such affirmative covenant is performed), or without such notice, if in the TENANT'S opinion an emergency exists, the TENANT may, at the TENANT'S option, perform any such affirmative covenant or make any such payment, and the full amount of the cost and expense entailed or of the payment so made, shall immediately be owing by the LANDLORD to the TENANT and the TENANT shall have the right to deduct the amount thereof from rentals then due or thereafter coming due hereunder.

         Section 13.2. Further, if the TENANT shall incur reasonably necessary expenses, including reasonable attorney's fees, in instituting, prosecuting, or defending any action or proceeding initiated by reason of any default of the LANDLORD, then the amount of such expenses shall immediately be owing by the LANDLORD to the TENANT, and the TENANT shall have the right to subtract the amount thereof from the rentals then due or thereafter coming due hereunder.

         Section 13.3. The options in this Article are for the sole protection of the TENANT, and their existence shall not release the LANDLORD from the obligation to perform any of the covenants herein provided to be performed by the LANDLORD or make any of the payments herein required, or deprive the TENANT of any legal right which it may have by reason of any such default by the LANDLORD. The provisions of this Article shall survive the termination of this Lease.

                                   ARTICLE XIV

                             MORTGAGE SUBORDINATION

         Upon written request by the LANDLORD, the TENANT shall subordinate its rights under this Lease to the lien or liens of any mortgages or deeds of trust that my be placed upon the leased premises, provided that the mortgagee or trustee named in the mortgages or deeds of trust agrees to recognize this Lease in the event of foreclosure if the TENANT is not in default. The TENANT shall, upon the request of the LANDLORD or any mortgagee, or any trustee, execute and deliver whatever instruments may be required to carry out the intent of this Article. If the TENANT fails to do so, the LANDLORD may, as attorney in fact for the TENANT, execute and deliver such instruments. The


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TENANT shall in the event of the sale or assignment of the LANDLORD'S interest in the leased premises, or in the event of any proceedings brought for the foreclosure of the same, or in the event of the exercise of a power of sale under any mortgage covering the leased premises, attorn to and recognize such purchaser or mortgagee as the LANDLORD under this Lease.

                                   ARTICLE XV

                                 EMINENT DOMAIN

         If the leased premises or any part is taken or condemned either permanently or temporarily for any public or quasi-public use or purpose by any competent authority in appropriation proceedings or by any right of eminent domain, the entire compensation award including, but not limited to, all damages as compensation for diminution in value of the leasehold reversion and fee, shall belong to the LANDLORD without any deduction for any present or future estate of the TENANT, and the TENANT hereby assigns to the LANDLORD all its rights, title and interest to any such award. Although all damages in the event of any condemnation are to belong to the LANDLORD, the TENANT shall have the right to claim and recover from the condemning authority, but not from the LANDLORD, such compensation as may be separately awarded to or recoverable by the TENANT in the TENANT'S own right on account of any and all damage to the TENANT'S business and for or on account of any cost or loss to which the TENANT might be put in removing the TENANT'S merchandise, furniture, fixtures, leasehold improvements and equipment.

         If the whole or any part of the leased premises is taken by the exercise of the power of eminent domain so as to render the leased premises unsuitable for business, in the opinion of the TENANT and LANDLORD, then the term of this Lease shall terminate as of the date possession is taken by the condemnor. In the event of a partial taking or condemnation which is not extensive enough to render the premises unsuitable for business, in the opinion of the TENANT and LANDLORD, then the LANDLORD shall promptly restore the remaining portion of the leased premises to a condition as comparable as possible to its condition immediately preceding such condemnation, and this Lease shall continue in force and effect, and the minimum rent shall be reduced in proportion to any reduction in the square footage of the building following such taking and restoration.


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                                   ARTICLE XVI

                              ESTOPPEL CERTIFICATES

         At any time and from time to time, the TENANT shall, upon request in writing from the LANDLORD, execute, acknowledge and deliver to the LANDLORD, or the LANDLORD'S mortgagee or financial institution, a statement in writing and in form and substance satisfactory to the LANDLORD, certifying to all or any part of the following information as is true and ascertainable: (i) that this Lease constitutes the entire agreement between the LANDLORD and the TENANT and is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modification); (ii) the dates to which the rent and other charges have been paid, and the amount of any security deposited with the LANDLORD; (iii) that the TENANT has accepted possession, is occupying the leased premises and knows of no default under the Lease by the LANDLORD and there are no defaults or offsets which the TENANT has against enforcement of this Lease by the TENANT; and (iv) the actual commencement date of the Lease and the expiration date of the Lease.

                                  ARTICLE XVII

                                 INDEMNIFICATION

         The TENANT will indemnify the LANDLORD against all liabilities, damages, and other expenses, including reasonable attorney's fees, which may be imposed upon, incurred by, or asserted against the LANDLORD by reason of any of the following occurrences during the term of this Lease:

         a) Any use or condition of the leased premises or any part thereof.

         b) Any negligence on the part of the TENANT or its employees, agents, contractors, licensees, or invitees.

         c) Any personal injury or property damage occurring in or about the leased premises.

         d) Any failure on the part of the TENANT to timely perform or comply with any covenant required to be performed or complied with by the TENANT hereunder.

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         If any action or proceeding is brought against the LANDLORD by reason of any such occurrences, the TENANT, upon written notice from the LANDLORD, will at the TENANT'S expense resist or defend such action or proceeding by its present corporate counsel or other counsel, approved in writing by the LANDLORD, such approval not to be withheld unreasonably.

                                  ARTICLE XVIII

                                     WAIVER

         No extension of time, forbearance, neglect, receipt of payment(s) from TENANT or waiver on the part of the LANDLORD or the TENANT with respect to any one or more of the covenants, terms, or conditions of this Lease shall be construed as a waiver of any of the covenants, terms, or conditions of this Lease, or as an estoppel against the LANDLORD or the TENANT, nor shall any extension of time, forbearance, or waiver on the part of the LANDLORD or the TENANT in any one or more instances or particulars be constructed to be a waiver or estoppel in respect to any other instances or particulars covered by this Lease.

                                   ARTICLE XIX

                          BANKRUPTCY, INSOLVENCY, ETC.

         Neither bankruptcy nor insolvency of the TENANT, nor assignment for the benefit of creditors of the LANDLORD, not the appointment of a receiver or trustee for the LANDLORD shall affect this lease so long as the covenants on the part of the TENANT to be performed are being performed by the TENANT, and providing that there is no default in the payment of rent or any other obligation of the TENANT hereunder.


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                                   ARTICLE XX

                            ASSIGNMENT AND SUBLETTING

         Section 20.1. LANDLORD'S Assignment. The LANDLORD shall have the right to transfer and assign, in whole or part, all and every feature of the LANDLORD'S rights and obligations hereunder and in the premises, the building or any portion thereof, provided that such transfer and assignment are made subject to this Lease. Such transfers or assignments however made in all things be respected and recognized by the TENANT; and, in the event of any such transfer or assignment, whether by absolute conveyance, lease or otherwise, the LANDLORD shall be relieved of any and all obligations, covenants and duties under this Lease, provided that such had been assumed by the transferee or assignee is financially responsible.

         Section 20.2. TENANT'S Sublease. The TENANT may not assign this Lease or sublet the leased premises or any part thereof without the written approval of the LANDLORD, which approval shall not be unreasonably withheld.

                                   ARTICLE XXI

                             SALE OF LEASED PREMISES

         The LANDLORD shall have the right at any time to sell, transfer or convey its interest in the leased premises, or any part thereof, and upon such sale, transfer or conveyance, the LANDLORD shall cease to be liable under any covenant, condition or obligation imposed upon it by this Lease; provided, however, that any such sale, transfer or conveyance shall be subject to this Lease, and that all of the LANDLORD'S covenants and obligations set forth herein and relating to the portion of the leased premises sold, transferred or conveyed shall be binding upon the subsequent owner(s) of the leased premises.


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                                  ARTICLE XXII

                         LANDLORD'S ENTRY FOR INSPECTION

         The LANDLORD shall have the right, upon reasonable notice and at reasonable times, to enter into and upon the leased premises for the purpose of examining and inspecting the same and of showing the said premises to prospective tenants or purchasers, said inspection not, however, unreasonably to interfere with the business of the TENANT. The TENANT will permit the usual "For Rent" signs to be placed upon the premises at any time within ninety (90) days prior to the expiration of the term of this Lease.

                                  ARTICLE XXIII

                            SURRENDER AT END OF TERM

         The TENANT covenants, upon the last day of the term of this Lease or of any extensions hereof or of any sooner termination of this Lease as herein provided, peaceably and quietly to surrender and yield up to the LANDLORD the entire leased premises, in as good order and condition as the same were at the commencement of the term of this Lease, reasonable wear and tear excepted, provided, however, that the condition of the leased premises following the removal by the TENANT of any trade fixtures, furniture, furnishings and signs belonging to the TENANT shall be governed by the provisions of Article VII hereof, and in accordance with EXHIBIT B ATTACHED.

                                  ARTICLE XXIV

                                  HOLDING OVER

         If the TENANT holds over or remains in possession or occupancy of the leased premises after the expiration of the term of this Lease or after any sooner termination hereof without a new lease of the leased premises being actually made and entered into between the LANDLORD and the TENANT, such holding over or continued possession or occupancy after the term hereof shall, if rent is paid by the TENANT and accepted by the LANDLORD for or during any period of time it holds or remains in


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possession or occupancy, create only a tenancy from month to month at the last previous monthly rental multiplied by a factor of 1.5 and upon the agreements, covenants, and conditions of this Lease (other than the term herein provided), which may at any time be terminated by either the LANDLORD or the TENANT by giving appropriate notice pursuant to Chapter 704 of the Wisconsin Statutes.

                                   ARTICLE XXV

                          ASSIGNMENT OF LEASE OR RENTS

         The TENANT hereby consents to any assignment of this Lease or of the rents due pursuant to this Lease, to secure any present or future mortgage indebtedness of the LANDLORD.

                                  ARTICLE XXVI

                                     NOTICES

         Section 26.1. All notices to the LANDLORD shall be personally delivered to the LANDLORD or shall be sent by registered or certified mail, addressed to the LANDLORD at the following address, or at such other address as the LANDLORD shall hereinafter designate in writing to the TENANT:

                                    LANDLORD:

                                    LCB, LLC
                   c/o Madison Golf and Development Group, LLC
                                 P.O. Box 620856
                               Middleton, WI 53562
                     Contact: Jeanne Whitish, (608) 836-0596

         All notices to the TENANT shall be personally delivered to the TENANT or shall be sent by registered or certified mail, addressed to the TENANT at the following address, or at such other address as the TENANT shall hereinafter designate in writing to the LANDLORD:

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

                                     TENANT:

                          Third Wave Technologies, Inc.
                               502 South Rosa Road
                                Madison, WI 53719
                       Att: John Comerford (608) 663-7075

                                  ARTICLE XXVII

                                ENTIRE AGREEMENT

         This Lease sets forth the entire understanding between the parties and all prior contracts, agreements, or understandings are deemed to be incorporated herein, there being no terms, conditions, warranties, or representations other than those contained herein, and no amendments hereto shall be valid unless made in writing and signed by the parties hereto.

                                 ARTICLE XXVIII

                                  SEVERABILITY

         If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to such other persons or circumstances shall not be affected thereby, and shall be enforced to the greatest extent permitted by law.

                                  ARTICLE XXIX

                                 BINDING EFFECT

         This Lease shall be binding upon and shall inure to the benefit of the heirs, personal representatives, successors, and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Lease so as to be effective on the date first above written.

LANDLORD:  LCB, LLC                     TENANT:  THIRD WAVE TECHNOLOGIES, INC.


By:
   -------------------------------      -----------------------------------
   Leland C. Bruce, Member              By Its:
                                               ----------------------------


                                        -----------------------------------
                                        By Its:
                                               ----------------------------



                         SUMMARY OF ATTACHMENTS TO LEASE

                        FIRST ADDENDUM TO LEASE, 10/16/00

                                    EXHIBIT A
                                 LEASED PREMISES

                                    EXHIBIT B
                            TENANT IMPROVEMENTS LIST

                                    EXHIBIT C
                           PROPERTY DEED RESTRICTIONS

           ATTACHMENT OF SPECIFIC TENANT IMPROVEMENTS - TO BE PROVIDED

                             FIRST ADDENDUM TO LEASE

         THIS FIRST ADDENDUM TO LEASE ("Addendum") is dated for reference purposes as of October 16, 2000, and is made between LCB, LLC ("Landlord") and Third Wave Technologies, Inc., a Wisconsin corporation ("Tenant") to be a part of that certain Lease, of even date herewith between Landlord and Tenant (herein the "Lease Form") concerning approximately 33,020 square feet of space (the "Premises"), located at 8123 Forsythia Street, Middleton, Wisconsin (the "Building"). Landlord and Tenant agree that notwithstanding anything in the Lease Form, the Lease Form is modified and supplemented by this Addendum. Each term used herein with initial capital letters shall have the meaning ascribed to such term in the Lease Form unless specifically otherwise defined herein. In the event of any inconsistency between this First Addendum and the Lease Form, the terms of this First Addendum shall prevail. As used herein, the term "Lease" shall mean the Lease Form, this Addendum and all riders, exhibits, rules, regulations, covenants, conditions and restrictions referred to in the Lease Form or this Addendum.

2.1 TERM.

         A. The Lease shall commence (the "Commencement Date") on the date by which Landlord has delivered possession of the Premises to Tenant. Landlord shall deliver possession of the Premises to Tenant upon execution of this Lease. If the Commencement Date has not occurred for any reasons whosoever on or before the tenth (10th) day after the parties hereto have fully executed this Lease, then in addition to Tenant's other rights or remedies, Tenant may terminate this Lease by written notice to landlord, whereupon any monies previously paid by Tenant to Landlord shall be reimbursed to Tenant.

3.1 RENT. Rent for the first sixty (60) days of the Term shall be one-half the Rent under Article 3 of the Lease (i.e. $7,567.08 per month). No rent shall be due for the period from the Commencement Date through October 31, 2000.

4.1 CONDITION OF PREMISES. Landlord warrants and represents that as of the Commencement Date the Premises will be in good condition and repair, the roof shall be in good condition and watertight, and the electrical, mechanical, HVAC, plumbing, elevator and other systems serving the Premises will be in good condition and repair. Tenant intends to install a 1600 amp service or larger. Installation of the 1600 amp service will be at Tenant's sole expense.

4.2 USE. The Premises shall be used for office, laboratory, light manufacturing, warehouse and distribution purposes all in accordance with the lease terms and conditions.

7.1. COMPLIANCE WITH LAWS. Tenant shall not be required to comply with or cause the Premises to comply with any laws, rules or regulations requiring alterations or improvements unless the compliance with any of the foregoing is necessitated solely due to Tenant's particular use of the Premises or Tenant's construction on the Premises.

7.2 TENANT IMPROVEMENTS. Tenant shall have the right to add exterior parking lot illumination at Tenant's sole cost and expense.

7.3. ALTERATIONS. In no event shall Tenant be required to remove those Tenant Improvements listed on Exhibit ___ from the Premises at the end of the Term. Should Tenant terminate the Lease at the conclusion of the three (3) year initial term, Tenant shall pay to Landlord $15,000 for the sole purpose of reimbursing Landlord a portion of the costs to remove or modify Tenant Improvements. No such payment shall be made if Tenant exercises its five (5) year option.

7.4. INSTALLATION OF GENERATOR. Tenant shall have the right to install, maintain and operate, at no additional Rent to Tenant, a back-up power generator and diesel fuel tank in the location shown on Exhibit ____ attached to the Lease or such other location as approved reasonably acceptable to Landlord. The generator shall at all times be and remain an item of Tenant's Property and shall not be considered an alteration, addition or improvement under Article VI of the Lease. Tenant may at any time remove the generator from its location, provided that Tenant repairs all damage caused by such removal. Tenant shall pay all costs associated with compliance with all laws, regulations and restrictive covenants, including but not limited to, construction of required spill prevention, noise abatement and visual screening.

10.2 AND ARTICLE XVII. LOSS OR DAMAGE TO PROPERTY. Landlord shall not be released or indemnified from, and shall indemnify, defend, protect and hold harmless Tenant from, all losses, damages, liabilities, judgments, actions, claims, attorneys' fees, consultants' fees, payments, costs and expenses arising from the negligence or willful misconduct of Landlord or its agents, contractors, licensees or invitees.

Tenant shall not be released or indemnified from, and shall indemnify, defend, protect and hold harmless Landlord from, all losses, damages, liabilities, judgments, actions, claims, attorneys' fees, consultants' fees, payments, costs and expenses arising from the negligence or willful misconduct of Tenant or its agents, contractors, licensees or invitees.

10.2. LOSS OR DAMAGE TO PROPERTY. If there is any interruption, failure, stoppage or interference of the utilities or services to the Premises under the Lease or due to the presence of any Hazardous Materials on or about the Building (except to the extent released or emitted by Tenant), which events are within Landlord's control or due to Landlord's actions or inactions, or a latent defect in the Premises for which Landlord is obligated to make repairs results in an interruption, and such interruption continues for ten (10) consecutive calendar days, then Tenant shall be entitled to an equitable abatement of rent to the extent of the interference with Tenant's use of the Premises occasioned thereby. If the interference persists for more than forty-five (45) consecutive calendar days, then Tenant shall have the right to terminate the lease.

10.3 HAZARDOUS MATERIAL.

         A. To the best knowledge of Landlord, (a) no Hazardous Material is present in, under or about the Building, soil, surface water or groundwater thereof, (b) no underground storage tanks are present in, under or about the Building, and (c) no action, proceeding or claim is pending or threatened regarding the Building concerning any Hazardous Material or pursuant to any environmental law. Under no circumstances shall Tenant be liable for, and Landlord shall indemnify, defend, protect and hold harmless Tenant, its agents, contractors, stockholders, directors, successors, representatives, and assigns from and against all losses, costs, claims, liabilities and damages (including attorney's and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with Hazardous Material present on the Commencement Date in, under or about the Building, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any laws, orders or regulations, relating to any such Hazardous Material, and to the extent that any of the foregoing actually results from the release or emission of Hazardous Material by Landlord or its agents or employees after the Commencement Date in violation of applicable environmental laws.

         B. Tenant shall be entitled to use and store in or adjacent to the Premises Hazardous Material necessary for the operation of its business on the Premises. Any storage outside building must be approved by the Landlord not withstanding the foregoing, Landlord does approve of the installation of above ground chemical storage tanks external to the Premises. Landlord hereby approves of Tenant's construction a chemical storage vault in or adjacent to the Premises. Upon termination of the Lease, Tenant shall be responsible for the proper removal, restoration and cleanup of the chemical storage vault and all hazardous materials stored on or adjacent to the Premises. Tenant shall provide Landlord with an Environmental Phase I report documenting proper removal, restoration and cleanup.

11.1. In the event the premises, or any part thereof, shall be destroyed or damaged, and such destruction or damage may be reasonably repaired within 120 days from the happening of such destruction or damage, Tenant shall not be entitled to surrender possession of the Premises, or any part thereof, nor shall Tenant's liability to pay rent under this Lease cease, but in the case of any such destruction or damage, Landlord shall repair the same with all reasonable speed and shall complete such repairs within 120 days from the happening of such destruction or damage subject to delays beyond Landlord's reasonable control. If Tenant shall thereby be deprived of the occupancy of any part of the Premises, a proportionate allowance shall be made to Tenant from the rent corresponding to the time during which and to the part of the Premises of which Tenant shall be so-deprived on account of such destruction or damage or the making of such repairs. In the event that any destruction or damage can not reasonably be repaired within 120 days from the happening of such destruction or damage, either Landlord or Tenant shall have the right to terminate this Lease by giving written notice within 30 days from the happening of such destruction or damage. In the event Landlord determines that any destruction or damage can be reasonably repaired within 120 days, but such destruction or damage is not in fact repaired within that period, Tenant may terminate the Lease by written notice to Landlord within 30 days after the expiration of such period.

13. RIGHT OF FIRST OFFER. If Landlord from time to time determines to lease any adjacent space in the building outside of the Premises (each space an "Expansion Space"), then Landlord shall first notify Tenant of the terms on which Landlord is willing to lease such Expansion Space. If Tenant, within five (5) business days after receipt of Landlord's written notice indicates in writing its agreement to lease the Expansion Space on the terms stated in Landlord's notice, then landlord shall lease to Tenant and Tenant shall lease from Landlord the Expansion Space on the terms stated in Landlord's notice. If Tenant does not indicate in writing its agreement to lease the Expansion Space on the terms contain in Landlord's notice within said five (5) business day period, then landlord thereafter shall have the right to lease such Expansion Space to a third party on the same terms stated in Landlord's notice. If Landlord does not lease the Expansion Space within ninety (90) days after the expiration of said five (5) business day period, any further transactions shall be deemed a new determination by Landlord to lease such Expansion Space and the provisions of the paragraph shall again be applicable with respect to such Expansion Space.

21.1. ASSIGNMENT AND SUBLETTING. Notwithstanding anything to the contrary in the Lease, Tenant may, without Landlord's prior written consent, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, joint venture, government action, or a purchase of all or substantially all of the business assets of Tenant's business. For the purpose of this Lease, sale of Tenant's capital stock shall not be deemed an assignment, subletting, or any other transfer of the lease or the Premises.

ARTICLE V. TAXES. "Taxes" shall not include and Tenant shall not be required to pay any portion of any tax or assessment expense or any increase therein (a) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest possible term; (b) imposed on land and improvements other than the land and improvements on which the leased Premises and Tenant's parking areas are located; (c) attributable to Landlord's net income, inheritance, gift, transfer, estate or state taxes; or (d) resulting from a change of ownership or transfer of any or all of the Building (excluding tax reassessments as a result of the sale of the Building).

ARTICLE VI. NO LIEN. Trade fixtures, furniture, equipment and other personal property installed in the Premises ("Tenant's Property") shall at all times be and remain Tenant's property. Tenant may at any time remove Tenant's Property from the Premises, provided that Tenant repairs all damage caused by such removal. Provided Tenant is not in breach of this Agreement, Landlord shall have no security interest or lien on any item of Tenant's Property. Landlord waives any right of distraint, distress for rent or Landlord's lien that may arise at law.

ARTICLE VI. IMPROVEMENTS.

         A. Landlord acknowledges that Tenant will be constructing certain improvements in the Premises necessary for the operation of its business in the Premises (the "Initial Improvements"). Landlord hereby approves of the Initial Improvements described on the preliminary plans and specifications attached to the Lease as Exhibit ____.

         B. In the event Tenant is unsuccessful in obtaining all required consents, approvals and permits under the Lease and under applicable law in connection with the Initial Improvements or in connection with the operation of Tenant's business in the Premises, or in the event Tenant determines in its sole discretion that it can not obtain all such consents, approvals and permits in a commercially reasonable manner, then Tenant may terminated this Lease upon thirty (30) days written notice, provided such written notice to terminate the Lease is delivered to Landlord on or before December 1, 2000. In such event, Tenant shall restore the Premises to its original condition.

ARTICLE VII. SIGNAGE. Tenant shall be entitled to space on Landlord's monument signage for the building with the design and specifications reasonably acceptable to Landlord. Tenant shall also be entitled, at its sole cost and expense, to building exterior signage bearing Tenant's name and corporate logo with a location, design and specifications reasonably acceptable to Landlord and approved by City of Middleton. All signage must be in compliance with and approved by the Landlord.

ARTICLE XXII. RIGHTS RESERVED BY LANDLORD. Landlord, except in the case of emergency, shall provide Tenant with twenty-four (24) hours' notice prior to entry of the Premises. Any such entry by Landlord shall comply with all reasonable security measures of Tenant and shall not impair Tenant's operations more than reasonably necessary. Landlord shall not exercise its rights under this Article of the Lease if such actions would unreasonably interfere with Tenant's use of the Premises or increase the obligations or decrease the rights of Tenant under the Lease. In taking such actions, Landlord shall at all times use its best efforts to minimize any disruption to Tenant.

ARTICLE XXIV. SUBORDINATION. Within thirty (30) days of the Commencement Date, Landlord shall cause all mortgagees, lenders, ground lessors and other parties currently holding security interest affecting the Premises or Building to execute a recognition and nondisturbance agreement which (i) provides that this Lease shall not be terminated so long as Tenant is not in default under this Lease and (ii) recognizes all of Tenant's rights under the Lease. Landlord agrees to diligently attempt to obtain the agreement of Mortgagees and Lenders. If the Mortgagees and/or Lenders refuse to execute such an agreement, failure to obtain such an agreement will not be a breach or default of this Lease by Landlord.

ARTICLE XXVI. NOTICES. Any notice required under the Lease that is sent by mail shall be deemed received, if properly addressed, three (3) business days after any such notice is deposited in the United Sates mail certified, postage-prepaid, return-receipt requested.

Landlord:                               Tenant:

LCB, LLC                                THIRD WAVE TECHNOLOGIES, INC.

By:                                     By:
   -----------------------------------     -----------------------------------
Printed name:                           Printed name:
             -------------------------               -------------------------
Title:                                  Title:
      --------------------------------        --------------------------------
Date:                                   Date:
     ---------------------------------       ---------------------------------